UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

June 30, 2004
(Date of earliest event reported)

TOTAL ENTERTAINMENT RESTAURANT CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-22753	52-2016614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9300 EAST CENTRAL AVENUE, SUITE 100, WICHITA, KANSAS	67206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (316) 634-0505

Item 5. Other Events and Regulation FD Disclosure.

On June 30, 2004 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated June 30, 2004

Exhibit Index
99.1	Press release dated June 30, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL ENTERTAINMENT RESTAURANT CORP. (Registrant)
June 30, 2004 (Date)	/s/ JAMES K. ZIELKE James K. Zielke Chief Financial Officer, Secretary, and Treasurer (Duly Authorized Officer)